Form 8-K/A
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                       AMENDMENT TO APPLICATION OR REPORT
                  Filed Pursuant to Section 12, 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                       UNITED DOMINION REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)

                                 AMENDMENT NO. 1


The undersigned registrant hereby amends its Current Report on Form 8-K dated April 11, 1995, which was filed with the Securities and Exchange Commission on April 11, 1995. The Pro Form Statement of Operations for the Twelve Months Ended December 31, 1994 was revised to move the expense line items of interest, general and administrative and other depreciation and amortization directly under the caption "Expenses". The Notes to the Pro Forma Condensed Financial Statements were revised to include more detailed information regarding the pro forma adjustments for interest income, interest expense and depreciation expense. The Pro Forma Statement of Operations for the Twelve Months Ended December 31, 1994 was revised for a corrected pro forma depreciation of real estate owned figure.


ITEM 7.       Financial Statements, Pro forma Financial Information and Exhibits

         (a)  Financial Statements of Real Estate Properties Acquired
         (b)  Pro forma Financial Information
         (c)  Exhibits
                       (23)     Consents of experts

Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    UNITED DOMINION REALTY TRUST, INC.
                                                 (Registrant)



                                                 /s/ Jerry A Davis
                                                 ---------------------
                                                 Jerry A. Davis
                                                 Vice President and
                                                 Corporate Controller

                       UNITED DOMINION REALTY TRUST, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                  For the Twelve Months Ended December 31, 1994
                                   (Unaudited)
                (In thousands of dollars, except per share data)











                                                                               HISTORICAL
                                                                          --------------------

STATEMENT OF OPERATIONS

Revenues
     Rental Income                                                                 $139,972
     Interest and other income                                                          756
                                                                               -------------
                                                                                    140,728
Expenses
     Rental expenses:
           Utilities                                                                 11,206
           Repairs & maintenance                                                     21,216
           Real estate taxes                                                          9,658
           Property management                                                        4,645
           Other operating expenses                                                  11,924
     Depreciation of real estate owned                                               29,049
     Interest                                                                        28,303
     General and administartive                                                       5,021
     Other depreciation and amortization                                                588
                                                                               -------------
                                                                                    121,610
                                                                               -------------

Income before gains (losses) on sales of investments
    and extraordinary item                                                           19,118

Gains on sales of investments                                                           108
                                                                               -------------
Income before extraordinary item                                                     19,226
Extraordinary item - early extinguishment of
     debt                                                                               (89)
                                                                               -------------
Net income                                                                          $19,137
                                                                               =============

Net income per share                                                                  $0.41
                                                                               =============

Distributions declared per share                                                      $0.78
                                                                               =============


Weighted average number of common shares outstanding                                 46,182







                                                       ACQUISITIONS
                                                        PREVIOUSLY
                                                        REPORTED ON
                                                      FORMS 8-K DATED
                                                       APRIL 15, 1994,
                                                        MAY 17, 1994,
                                                        MAY 26, 1994,
                                                     SEPTEMBER 1, 1994 AND    PRO FORMA
                                                     OCTOBER 14, 1994 (1)    ADJUSTMENTS
                                                       ---------------      --------------

STATEMENT OF OPERATIONS

Revenues
     Rental Income                                            $27,128
     Interest and other income                                                      (111)(5)
                                                       ---------------      -------------
                                                               27,128               (111)
Expenses
     Rental expenses:
           Utilities                                            2,019
           Repairs & maintenance                                4,205
           Real estate taxes                                    2,296
           Property management                                  1,304              ($328)(2)
           Other operating expenses                             3,629               (277)(3)
     Depreciation of real estate owned                                             4,514 (4)
     Interest                                                                      7,450 (6)
     General and administartive
     Other depreciation and amortization
                                                       ---------------      -------------
                                                               13,453             11,359
                                                       ---------------      -------------

Income before gains (losses) on sales of investments
    and extraordinary item                                     13,675            (11,470)

Gains on sales of investments
                                                       ---------------      -------------
Income before extraordinary item                               13,675            (11,470)
Extraordinary item - early extinguishment of
     debt
                                                       ---------------      -------------
Net income                                                    $13,675           ($11,470)
                                                       ===============      =============

Net income per share


Distributions declared per share



Weighted average number of common shares outstanding            4,022





                                                          PRO
                                                         FORMA
                                                         ------

STATEMENT OF OPERATIONS

Revenues
     Rental Income                                         $167,100
     Interest and other income                                  645
                                                       -------------
                                                            167,745
Expenses
     Rental expenses:
           Utilities                                         13,225
           Repairs & maintenance                             25,421
           Real estate taxes                                 11,954
           Property management                                5,621
           Other operating expenses                          15,276
     Depreciation of real estate owned                       33,563
     Interest                                                35,753
     General and administartive                               5,021
     Other depreciation and amortization                        588
                                                       -------------
                                                            146,422
                                                       -------------

Income before gains (losses) on sales of investments
    and extraordinary item                                   21,323

Gains on sales of investments                                   108
                                                       -------------
Income before extraordinary item                             21,431
Extraordinary item - early extinguishment of
     debt                                                       (89)
                                                       -------------
Net income                                                  $21,342
                                                       =============

Net income per share                                          $0.43
                                                       =============

Distributions declared per share                              $0.78
                                                       =============

Weighted average number of common shares outstanding         50,204


See accompanying notes.

                       UNITED DOMINION REALTY TRUST, INC.
   NOTES TO CONSOLIDATED PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)


1. Amounts appearing under the column entitled "Acquisitions Previously Reported on Forms 8-K dated April 15, 1994, May 17, 1994, May 26, 1994, September 1, 1994 and October 14, 1994" give effect to significant acquisitions that have been previously reported to the Securities and Exchange Commission by United Dominion Realty Trust, Inc. on Forms 8-K ("the Previously Reported Acqisitions") dated April 15, 1994, May 17, 1994, May 26, 1994, September 1, 1994 and October 14, 1994. A
         reconciliation of net income to previously filed Forms 8-K and or 8-K/A is as follows:

                         Filing to Update                    Net Income
8-K Filed                        8-K                        (In thousands)
- - ---------                        ---                        --------------
April 15, 1994           8-K/A June 7, 1994                   $      845
May 17, 1994             8-K/A July 26, 1994                         546
May 26, 1994             8-K August 31, 1994*                      6,619
September 1, 1994        8-K/A November 11, 1994                   2,242
October 14, 1994         8-K/A December 29, 1994                   3,423
                                                                   -----
                                                              $   13,675
                                                                  ======

* The Form 8-K dated August 31, 1994 updated the Form 8-K dated May 26, 1994 for the six month period ended June 30, 1994.

2. To record the net decrease in property management fees for the Previously Reported Acquisitions. The Trust internally manages its apartment properties at a cost of approximately 3.5% of rental income. The Trust uses 98% of the amount reported as rental income in calculating the property management fee, as 2% of the amount reported as rental income is assumed to be other income which is not subject to management fee.

3. To record the net decrease in insurance expense for the period January 1, 1994 through June 30, 1994 to reflect that United Dominion Realty Trust, Inc. insures its apartments for approximately $107.22 per unit less than the historical insurance expense of the 5,170 apartment units contained in the Portfolio Acquisition previously reported to the Securities and Exchange Commission on Form 8-K dated May 26, 1994.

4. To record depreciation expense on the Previously Reported Acquisitions. Depreciation is based upon the allocation of the purchase price of the properties. Depreciation is computed on a straight line basis over the estimated useful lives of the related assets which range from 15 to 35 years. The allocation and estimated useful lives are as follows:

                                                Estimated
                             Allocation of      Useful Life    Depreciation
                             Purchase Price     In Years        Adjustment **
      Buildings              $264,712,528            35         $3,937,223
      Other Improvements       16,623,950            15            576,935
      Land                     43,179,203           N/A                --
                             ------------                       ----------
                             $324,515,681                       $4,514,158
                             ============                       ==========
** The acquisitions previously reported were purchased by the Trust at various times during 1994. The depreciation expense adjustment is computed for each property based on the number of days not owned by the Trust during 1994. The weighted average number of days the properties were not owned by the Trust during 1994 was 190.01 days (out of 365 days).


5. Reflects the reduction of interest income associated with the use of short-term investments to acquire the Portfolio Acquisition (as previously reported on Form 8-K dated May 26, 1994), Regatta Shores Apartments (as previously reported on Form 8-K dated September 1,
         1994), Mediterranean Village Apartments, Briar Club Apartments, Covington Crossing Apartments and Hunters Trace Apartments (as
         previously reported on Form 8-K dated October 14, 1994), at market interest rates in effect at the time of each respective acquisition.


                                                                        # DAYS          INTEREST
                                SHORT-TERM              INTEREST        INTEREST         INCOME
    PROPERTY                    INVESTMENT               RATE          ADJUSTMENT      ADJUSTMENT
Regatta Shores               $   7,364,376              4.50%             8/365         $  7,263
Mediterranean Village           14,003,901              5.10%             3/365            5,870
Briar Club, Covington
 Crossing and Hunters
 Trace                          15,057,181              5.30%             4/365            8,745
Portfolio Acquisition           80,000,000              5.06%             8/365           88,723
                             -------------                                              --------
                             $ 116,425,458                                              $110,601
                             =============                                              ========




6. To record interest expense during 1994 associated with the acquisition of a portion of the properties with debt aggregating $237,591,416 and a weighted average interest rate of 5.7492% which was assumed to have been used as follows: (i) variable-rate bank debt aggregating $161,147,168 used to fund the acquisitions at market interest rates available to the Trust at the time of each respective acquisition, (ii) fixed-rate medium-term notes payable aggregating $39,827,598, (iii) the assumption of fixed-rate mortgage notes payable aggregating $30,646,650 and (iv) the assumption of a fixed-rate tax-exempt bond in the amount of $5,970,000. The acquisitions previously reported were purchased by the Trust at various times during 1994. The interest expense adjustment is computed for each property based on the number of days not owned by the Trust during 1994. The weighted average number of days the properties were not owned by the Trust during 1994 was
         199.08 days (out of 365 days).